                                                                    EXHIBIT 10.2

                               PURCHASE AGREEMENT

            Purchase  Agreement,  dated as of September 26, 2003 (the "Effective
Date"),  by and between NYFIX,  Inc., a New York Corporation (the "Buyer"),  and
the other signatories hereto (each individually a "Seller" and collectively, the
"Sellers").

            WHEREAS,  after conversion of that certain $1.5 million  Convertible
Secured  Promissory  Note,  dated as of October 2, 2002,  payable by Renaissance
Trading Technologies,  LLC (the "Company") to Buyer, into 6,400,000 units of the
Company's  membership  interests  ("Units"),  occurring  simultaneously with the purchase  contemplated by this Agreement,  the Buyer owns 8,200,000  outstanding
Units;

            WHEREAS,  taking  into  account  the  conversion  described  in  the immediately preceding "whereas" clause, the Sellers in the aggregate own 50%, or
8,200,000,  of the outstanding Units, which constitute all the outstanding Units not owned by Buyer; and

            WHEREAS,  the  Sellers  desire  to sell,  and the  Buyer  wishes  to purchase,  all of such  8,200,000  Units  owned by  Sellers,  upon the terms and subject to the conditions hereafter set forth.

            NOW,  THEREFORE,   in  order  to  implement  the  foregoing  and  in
consideration of the mutual  agreements  contained  herein,  the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  SALE OF SECURITIES.

            1.1  AGREEMENT  TO PURCHASE  AND SELL.  The Buyer  hereby  agrees to purchase an aggregate of 8,200,000 Units, constituting all the outstanding Units not currently  owned by Buyer (the  "Purchased  Units"),  and the Sellers hereby agree to sell all of their Purchased Units,  for $5,972,500  ($6,000,000 less an adjustment of $27,500 in accordance with Section 8.7) in aggregate consideration
(approximately $.72835 per Unit), as follows:

            (a) that number of shares of NYFIX  common  stock,  par value $0.001 per share ("NYFIX Common Stock,  which,  when  multiplied by the price per share determined in accordance with the Valuation Method (as defined in Section 1.1(e)
below),   constitutes  the  equivalent  value  of  approximately  33.3%  of  the consideration  for the Purchased  Units for each Seller electing to receive such shares,  with the number of shares of NYFIX  Common Stock to be  distributed  to each such Seller noted below such  Seller's  signature  line,  and with all such shares subject to the selling restrictions noted in Section 5.1(b) below;

            (b)(i) an  unsecured  promissory  note for  $663,611.11  payable  to
Daniel J. Ryan on December  31, 2004 (in the form  attached as Exhibit A) and an unsecured  promissory  note for $663,611.11  payable to Ken DeGiglio  payable on

December 31, 2004 (in the form attached as Exhibit A) in either, at NYFIX's sole discretion:  (w) cash; or (x) that number of shares of NYFIX Common Stock which, when  multiplied  by the price  per  share  determined  in  accordance  with the
Valuation Method  constitutes the equivalent value of $663,611.11,  constituting the balance of the consideration, respectively, for the 1,366,666.67 Units owned by Mr.  Ryan  and the  1,366,666.67  Units  owned by Mr.  DeGiglio;  and (ii) an unsecured  promissory  note (in the form  attached as Exhibit B) payable to each
Seller  electing to receive such note in the amount  listed below the  signature line for each such Seller,  payable in equal  installments  (before rounding) on each of July 1, 2004, July 1, 2005, July 1, 2006 and July 1, 2007, in either, at
NYFIX's sole discretion:  (y) cash; or (z) that number of shares of NYFIX Common
Stock which,  when  multiplied  by the price per share  determined in accordance with the Valuation  Method  constitutes the equivalent value of the cash payment otherwise due on each such payment date, constituting approximately 33.3% of the consideration for the Purchased Units set forth below the signature line of each such Seller.

            (c) 462,286 shares of NYFIX Common Stock,  which, when multiplied by the  price  per  share  determined  in  accordance  with  the  Valuation  Method constitutes the equivalent  value of  $2,654,444.44,  to be placed in trust with
The Bank of New York ("Trustee") in accordance with the Trust Agreement attached as Exhibit C, with the  redistribution  and  selling  restrictions  set forth in
Section  5.1(b)  below  for such  shares  while  held in trust,  and  thereafter redistributed in accordance with such Trust Agreement,  constituting the balance of the  consideration  for the  5,466,666.66  Units owned by Sellers  other than
Messrs. Ryan and DeGiglio as noted below the signature lines for such Sellers.

            (d) The  Buyer  and the  Sellers  acknowledge  and  agree  that  the
consideration   referred  to  in  subsections   1.1(a)  through  (c)  is  solely
consideration  for  purchase  by the  Buyer  of the  8,200,000  Purchased  Units referred to in such subsections and is not  consideration  for employment either before or after the Buyer's purchase of such Units.

            (e) "Valuation Method" means a price per share of NYFIX Common Stock equal  to the  average  of the last  reported  sale  price of such  stock on the primary exchange on which such stock is traded,  including Nasdaq, (or, if there is no last reported sale price,  then the midpoint between the bid and the ask )
for the five most  immediately  prior  trading (or bid and ask  quotation)  days ending on: (i) August 8, 2003 for  purposes of Sections  1.1(a) and (c),  namely
$5.742,  which is the average of the last  reported  sale price of NYFIX  Common
Stock on Nasdaq of $5.75 on August 4, 2003,  $5.74 on August 5,  2003,  $5.72 on
August 6,  2003,  $5.79 on August  7,  2003 and  $5.71 on August 8,  2003;  (ii)
December 31, 2004 for purposes of Section  1.1(b)(i);  and July 1, 2004, July 1,
2005, July 1, 2006 and July 1, 2007 for purposes of shares of NYFIX Common Stock to be distributed on each such date for purposes of Section 1.1(b)(ii).

            (f) Whenever a  calculation  of the number of shares of NYFIX Common
Stock  results in a  fraction,  the number of such shares will be rounded to the nearest whole number, whether up or down.

Section 2.  REPRESENTATIONS AND WARRANTIES OF THE NON-MANAGEMENT SELLERS.

            Each of the Sellers, except Edward Brandman, Daniel Ryan and Kenneth
DeGiglio (the three  collectively the "Management  Sellers"),  severally and not jointly, hereby represents and warrants to the Buyer that:

            2.1. VALIDITY. This Agreement has been duly and validly executed and delivered by such Seller and constitutes a legal, valid and binding agreement of such  Seller,  enforceable  against  such Seller in  accordance  with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency or similar  laws  relating  to  or  affecting  creditors'  rights  generally  or by equitable principles.

            2.2. NO CONSENTS;  NO  CONTRAVENTION.  The  execution,  delivery and performance by such Seller of this Agreement does not require any authorization, consent,  approval  or  action  by  or  in  respect  of,  or  filing  with,  any governmental body, agency, official or other person and does not contravene,  or constitute a default under,  any provision of applicable law or regulation or of any agreement,  judgment, order, decree or other instrument to which such Seller is a party or by which such Seller is bound.

            2.3.  GOOD  AND  TRANSFERABLE   TITLE.  Such  Seller  has  good  and
transferable  title to his or her Units, and such Units will be transferred free
and  clear  of  any  lien,  pledge,  mortgage,   charge,  security  interest  or
encumbrance of any kind  ("Encumbrances"),  except for  Encumbrances  imposed by federal and state securities laws.

            2.4.  INVESTOR STATUS.  (a) With respect to the acquisition of NYFIX
Common  Stock   contemplated   under  Sections   1.1(a)  through  (c)  above  as
consideration  for the sale to NYFIX of  Units,  each of  Sellers  Joshua  Moses
Diamond, Assunta Gaglione-Austin,  Pravin Khanolkar, Steven Lunt, Linda Moutinho
and Uday Patel is acquiring such Common Stock for himself or herself and not for resale or  redistribution  to  another  Person and is an  "accredited  investor"
within the  meaning  of Rule 501 of  Regulation  D of the Rules and  Regulations
promulgated under the Securities Act of 1933, as amended (the "Securities Act").
(b) With respect to the  acquisition  of NYFIX Common Stock  contemplated  under
Sections  1.1(a)  through  (c) above as  consideration  for the sale to NYFIX of
Units, each of Sellers Elaine Chui,  Tasneem Hakim,  Brett Hanulak,  Safal Naik,
Heather Nguyen, Jyothi Rajagopal,  Pitambar Sarangi, Sunil Ravindra,  Sujay Tase
and Prasann Sujay is acquiring  such Common Stock for himself or herself and not for resale or  redistribution  to  another  Person  and has such  knowledge  and experience  in  financial  and  business  matters that such Seller is capable of evaluating  the  merits  and  risks of the  acquisition  of NYFIX  Common  Stock pursuant to this Agreement.

            2.5. RESTRICTED SECURITIES.  Each Seller understands that the shares of NYFIX Common Stock being  acquired by such Seller  pursuant to this Agreement are  characterized  as "restricted  securities" as defined under Rule 144 of the
Rules and Regulations  promulgated under the Securities Act, and understands the resale limitations imposed by such rule.

            2.6 NO UNDISCLOSED COMPENSATION OR PAYMENTS.  Except as disclosed on the Buyer's,  the Management Sellers' and such Seller's copy of Schedule 2.6 and except for  compensation  reflected in the Company's  payroll system and payroll checks,  the Company has made no agreements,  promises or  commitments,  whether written or oral, with or to such Seller regarding salary,  bonuses,  guarantees, securities  options,  benefits or any other  compensation or payment of any kind whatsoever, whether accrued, contingent,  absolute, determined,  determinable or otherwise.

            2.7.  DISCLOSURE.  No  representation,  warranty or statement by any
Seller made in this Agreement  contains any untrue  statement of a material fact or omits to state a material  fact  necessary to make the  statements  contained herein,  in  light  of  the  circumstances  under  which  they  were  made,  not misleading.

Section 3.  REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT SELLERS.
            ---------------------------------------------------------

            Each  of the  Management  Sellers,  jointly  and  severally,  hereby represents and warrants to the Buyer that:

            3.1. ORGANIZATION; GOOD STANDING. The Company is a limited liability company duly organized,  validly existing and in good standing under the laws of the State of Delaware and has all requisite  limited liability company power and authority  to carry on its  business  as now  conducted  and as  proposed  to be conducted.  The Company is duly  qualified  to transact  business and is in good standing in each  jurisdiction  in which the failure so to qualify  would have a material adverse effect on its business or properties.

            3.2. VALIDITY. This Agreement has been duly and validly executed and delivered by such Seller and constitutes a legal, valid and binding agreement of such  Seller,  enforceable  against  such Seller in  accordance  with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency or similar  laws  relating  to  or  affecting  creditors'  rights  generally  or by equitable principles.

            3.3. NO CONSENTS;  NO  CONTRAVENTION.  The  execution,  delivery and performance by such Seller of this Agreement does not require any authorization, consent,  approval  or  action  by  or  in  respect  of,  or  filing  with,  any governmental body, agency, official or other person and does not contravene,  or constitute a default under,  any provision of applicable law or regulation or of any agreement,  judgment, order, decree or other instrument to which such Seller is a party or by which such Seller is bound.

            3.4. CAPITALIZATION.  The outstanding capital of the Company, taking into account the  conversion  described  in the first  "whereas"  clause  above, consists of 16,400,000  Units, 50% of which are owned by Buyer and the remaining

50% of which are owned, in the aggregate, by the Sellers. Except as set forth on the copies of the Buyer's and  Management  Sellers'  Schedule 3.4,  there are no other  Units  or  Company  securities  and  there  are no  outstanding  options, warrants,  rights (including  conversion or preemptive rights) or agreements for the  purchase or  acquisition  from the Company of any  membership  interests or other  securities  of the Company.  The Company is not a party or subject to any
agreement  or   understanding  of  any  kind,  and  there  is  no  agreement  or understanding  of any kind  between any  individual,  corporation,  partnership, limited liability company,  association,  trust or other entity or organization, including a government or political  subdivision or an agency or instrumentality thereof (a "Person"),  which affects or relates to the acquisition,  disposition or voting or giving of written  consents  with  respect to any  security  of the
Company.  The Company has no subsidiaries and does not currently own or control, directly or  indirectly,  any  interest in any Person,  except for  ownership of
60,000 shares of NYFIX Common Stock.

            3.5.  GOOD  AND  TRANSFERABLE   TITLE.  Such  Seller  has  good  and
transferable  title to his or her Units, and such Units will be transferred free and clear of any  Encumbrance,  except for  Encumbrances  imposed by federal and state securities laws.

            3.6. NO LITIGATION. (a) There is no action, suit, proceeding, review or  investigation  pending or to the  Management  Sellers'  knowledge  currently threatened  against or affecting the Company (nor, to their knowledge,  is there any reasonable  basis  therefore);  (b) the Company is not a party or subject to the provisions of any rule, order, writ,  injunction,  judgment or decree of any court,  arbitrator or government agency or instrumentality;  and (c) there is no action, suit, proceeding,  review or investigation  involving the Company or any of the Sellers which such parties intend to initiate.

            3.7. INVESTOR STATUS.  With respect to such Seller's  acquisition of
NYFIX Common  Stock  contemplated  under  Sections  1.1(a)  through (c) above as consideration  for the sale to NYFIX of such  Seller's  Units,  such  Seller  is acquiring  such  Common  Stock for  himself  or  herself  and not for  resale or redistribution to another Person and is: (a) an "accredited investor" within the meaning of Rule 501 of  Regulation  D of the Rules and  Regulations  promulgated under the Securities Act of 1933, as amended (the "Securities  Act"); or (b) has such knowledge and experience in financial and business matters that such Seller is capable of evaluating the merits and risks of the acquisition of NYFIX Common
Stock pursuant to this Agreement.

            3.8. RESTRICTED SECURITIES.  Each Seller understands that the shares of NYFIX Common Stock being  acquired by such Seller  pursuant to this Agreement are  characterized  as "restricted  securities" as defined under Rule 144 of the
Rules and Regulations  promulgated under the Securities Act, and understands the resale limitations imposed by such rule.

            3.9.  FINANCIAL  STATEMENTS.  Attached as Exhibit D is a copy of the
Company's  unaudited  financial  statements as of and for the eight-month period ending August 31, 2003 (the "Financial  Statements").  The Financial  Statements
were prepared in accordance with GAAP,  applied on a consistent basis during the periods  involved and fairly present in accordance with applicable  requirements of GAAP (subject,  in the case of the unaudited  statements,  to normal year-end adjustments  and the  absence of  footnotes)  the  position of the Company as of
August 31, 2003 and the results of  operations  and the cash flow of the Company for the periods presented therein.  Except for transactions  undertaken by NYFIX on behalf of the Company and not  disclosed  to the  Company's  CEO or CFO,  the
Financial  Statements do not contain any untrue  statement of a material fact or omit to  state a  material  fact  necessary  to make  the  statements  contained therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading.

            3.10.  ABSENCE OF CERTAIN CHANGES OR EVENTS.  Except as disclosed in
Schedule  3.10  or as  disclosed  in or  reflected  on the  Company's  Financial
Statements,  since  August  31,  2003,  there has not been (a) any  declaration, setting aside or payment of any distribution of any kind whatsoever  (whether in cash or other  property) with respect to any of the Company's  capital;  (b) any amendment  of any  material  term  of any  outstanding  equity  security  of the
Company;  (c) any repurchase,  redemption or other acquisition by the Company of any  outstanding  Units or other  ownership  interests in the  Company;  (d) any material  change in any  method of  accounting  or  accounting  practice  by the
Company; or (e) a Material Adverse Effect. A "Material Adverse Effect" means any effect  or  change  that is or  would be  materially  adverse  to the  business, operations,  assets, condition (financial or otherwise) or results of operations of the Company (other than changes in the United States economy generally).

            3.11. NO DEFAULT.  Except as disclosed in Schedule 3.11, the Company is not in default or violation (and no event has occurred which,  with notice or the lapse of time or both, would constitute a default or violation) of any term, condition  or  provision  of (a)  its  Articles  of  Organization  or  Operating
Agreement,  as  amended  from  time to  time,  (b)  any  note,  bond,  mortgage, indenture,  license, agreement or other obligation to which the Company is now a party or by which any of its  property  or assets may be bound or (c) any order, writ, injunction, decree, statute, rule or regulation applicable to the Company.

            3.12.  COMPLIANCE  WITH  APPLICABLE  LAWS.  The  Company  holds  all permits, licenses,  variances,  exemptions,  orders, franchises and approvals of all Governmental  Entities necessary for the lawful conduct of its business (the
"Company  Permits") and is in material  compliance with the terms of the Company
Permits.  The business of the Company is not being conducted in violation of any law,  ordinance or regulation of any  Governmental  Entity,  except for any such violation  that  would  not have a  Material  Adverse  Effect  on the  Company's business,  operations or financial  conditions.  "Governmental Entity" means any
U.S.  or  non-U.S.   court,   administrative   agency  or  commission  or  other
governmental authority or instrumentality.

            3.13. NO UNDISCLOSED  MATERIAL  LIABILITIES AND NO DEBT  SECURITIES.
Except  as  disclosed  in the  copies of the  Buyer's  and  Management  Sellers'
Schedule  3.13 or in the  Company's  Financial  Statements,  the Company has not
issued any debt securities and there are no material  liabilities of the Company of any kind  whatsoever,  whether  accrued,  contingent,  absolute,  determined, determinable or otherwise.

            3.14.   PAYMENT  OF  ALL  TAX   LIABILITIES;   NO  UNDISCLOSED   TAX
LIABILITIES.

            With  respect  to  Sections  3.14(a)  through  (i),  to the  best of
Management Sellers' knowledge and information:

            (a) The Company has (i) timely (taking into account any  extensions)
filed in correct  form all federal and all  material  state,  local and non-U.S.
returns,  declarations,  reports, estimates,  information returns and statements
("Returns")  required  to be filed by or with  respect  to it in  respect of any
Taxes ( as defined below),  (ii) timely paid all Taxes that are due and payable,
(iii) established  reserves that are included in the July 31, 2003 balance sheet in the Financial  Statements  that are adequate for the payment of all Taxes not yet due and payable  with  respect to the results of  operations  of the Company through the date of such balance  sheet,  and (iv) complied in all respects with all  applicable  laws,  rules  and  regulations  relating  to  the  payment  and withholding of Taxes and has in all respects timely withheld from employee wages and paid over to the proper governmental  authorities all amounts required to be so withheld and paid over.

            (b)  The   Company  has  not  been  the  subject  of  any  audit  or
investigation by any federal,  state,  local or non-U.S.  taxing  authority.  No federal, state, local or non-U.S. Tax audits or other administrative proceedings or court  proceedings  are presently  pending with regard to any Taxes for which the Company would be liable,  and no notice of any deficiency for any such Taxes has been proposed,  asserted or assessed in writing against and delivered to the
Company by any federal,  state, local or non-U.S.  taxing authority with respect to any period.

            (c) The  Company  (i) has not  executed  or  entered  into  with the
Internal Revenue Service ("IRS") or any other taxing authority (x) any agreement or other  document  extending or having the effect of  extending  the period for assessments  or collection of any Taxes for which the Company would be liable or
(y) a closing agreement pursuant to Section 7121 of the Internal Revenue Code of
1986,  as amended  (the  "Code") or any  similar  provision  of state,  local or
non-U.S.  Tax law that relates to the assets or operations of the Company,  (ii)
has not made a change in method of accounting  for a taxable period ending on or prior to the  Effective  Date and (iii) has not sold  assets on the  installment method.

            (d) There are no liens or security interests on any of the Company's assets that arose in connection  with any failure or alleged  failure to pay any
Tax other than for Taxes which are not yet delinquent.

            (e) The Company is not a party to an agreement that provides for the payment of any amount that would  constitute  a "parachute  payment"  within the meaning  of Section  280G of the Code,  a copy of which is  attached  as part of
Exhibit E.

            (f) The Company has not made an election under Section 341(f) of the
Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a  subsection  (f) asset (as such term is defined in  Section  341(f)(4)  of the
Code)  owned by the  Company.  A copy of all Code  sections  referred  to in the immediately preceding sentence is attached as part of Exhibit E.

            (g) The Company is not bound by nor has any obligation under any tax sharing agreement, tax indemnity agreement or similar agreement or arrangement.

            (h) The Company has not  participated in any  international  boycott within the  meaning of Section  999 of the Code,  a copy of which is attached as part of Exhibit E.

            (i) The Company has not been a United States real  property  holding corporation  within  the  meaning of Section  897(c)(2)  of the Code  during the applicable period specified in Section  897(c)(1)(A)(ii)  of the Code, a copy of each such section being attached as part of Exhibit E.

            (j) "Taxes"  means all federal,  state,  local,  non-U.S.  and other taxes, charges, fees, levies,  imposts,  duties,  licenses or other assessments, together with any interest,  penalties,  additions to tax or additional  amounts imposed by any taxing authority.

            3.15 NO UNDISCLOSED COMPENSATION OR PAYMENTS. Except as disclosed in the copies of the Buyer's and the Management  Sellers'  Schedule 3.13 and except for compensation reflected in the Company's payroll system and matters reflected in the  Financial  Statements,  the  Company  has not  entered  into or made any agreements,  promises or  commitments,  whether written or oral, with any Person regarding salary, bonuses, guarantees, securities options, benefits or any other compensation or payment of any kind  whatsoever,  whether  accrued,  contingent, absolute, determined, determinable or otherwise.

            3.16.  DISCLOSURE.  No representation,  warranty or statement by any
Management  Seller made in this  Agreement  contains  any untrue  statement of a material fact or omits to state a material fact necessary to make the statements contained herein, in light of the circumstances  under which they were made, not misleading.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE BUYER.
            -------------------------------------------

            The Buyer hereby represents and warrants to the Seller that:

            4.1. VALIDITY. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes a legal,  valid and binding  agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability may be affected by applicable  bankruptcy,  insolvency or similar laws  relating to or  affecting  creditors'  rights  generally  or by  equitable principles.

            4.2. NO CONSENTS;  NO  CONTRAVENTION.  The  execution,  delivery and performance by the Buyer of this  Agreement does not require any  authorization, consent,  approval  or  action  by  or  in  respect  of,  or  filing  with,  any governmental body, agency, official or other Person and does not contravene,  or constitute a default under,  any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument to which the Buyer is a party or by which the Buyer is bound.

            4.3. RESTRICTED SECURITIES. The Buyer understands that the Units are characterized as "restricted  securities" as defined under Rule 144 of the Rules and Regulations promulgated under the Securities Act, and understands the resale limitations imposed by such rule.

            4.4  INVESTOR  STATUS.  With respect to Buyer's  acquisition  of the
Units from Sellers contemplated in this Agreement, Buyer is acquiring such Units for  itself  and not for resale or  redistribution  to another  Person and is an
"accredited  investor"  within the  meaning of Rule 501 of  Regulation  D of the
Rules and Regulations promulgated under the Securities Act.

            4.5. TITLE TO SHARES OF NYFIX COMMON STOCK. Assuming the validity of the Seller  representations  and  warranties in Sections 2.3, 2.4, 2.5, 3.5, 3.7 and 3.8, the shares of NYFIX Common Stock,  when issued in  compliance  with the provisions  of this  Agreement and with the  provisions of the Trust  Agreement,
will  have  been  authorized  and  validly  issued,   will  be  fully  paid  and
nonassessable,  will have been issued in  compliance  with all  applicable  laws concerning  the  issuance  of  securities,  and  will be free  and  clear of any
Encumbrances; provided, however, that such shares may be subject to restrictions on transfer under applicable  securities laws,  Section 5.1(b) of this Agreement and Section 11(a) of the Trust Agreement.

            4.6. DISCLOSURE.  No representation,  warranty or statement by Buyer made in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements  contained  herein, in light of the circumstances under which they were made, not misleading.

SECTION 5.  REGISTRATION RIGHTS.
            -------------------

            5.1.  REGISTRATION OF THE SHARES;  LOCK-UP.  (a) The shares of NYFIX
Common Stock received by the Sellers as  consideration  for the Units ("Shares")
shall not be  initially  registered  under the  Securities  Act and shall bear a legend in the following form or as otherwise reasonably determined by Buyer:

            "THESE  SECURITIES  HAVE NOT  BEEN  REGISTERED  UNDER  THE
            SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD,
            OFFERED FOR SALE,  PLEDGED OR  HYPOTHICATED IN THE ABSENCE
            OF A REGISTRATION  STATEMENT  UNDER THE ACT IN EFFECT WITH
            RESPECT  TO THESE  SECURITIES  OR AN  OPINION  OF  COUNSEL
            REASONABLY   SATISFACTORY   TO  THE   COMPANY   THAT  SUCH
            REGISTRATION IS NOT REQUIRED."

The  Buyer  hereby  agrees  to file a  registration  statement  pursuant  to the
Securities  Act,  covering  the resale of all of the Shares  (the  "Registration
Statement") by the Sellers (each a "Selling  Stockholder"  and  collectively the
"Selling  Stockholders")  before  the first  date (as  listed  below in  Section
5.1(b)) on which any Seller may  distribute  or offer for sale any  Shares.  The
Buyer will use its reasonable best efforts to cause such Registration  Statement to be declared  effective by the U.S.  Securities and Exchange  Commission  (the
"SEC") as soon as  practicable  after such filing.  The Buyer also agrees to use its  reasonable  best  efforts  to keep  the  Registration  Statement  effective
(including  the  preparation  and  filing  of  any  amendments  and  supplements
necessary  for  that  purpose)   during  the  period  from  the  date  that  the
Registration Statement is declared effective by the SEC until the earlier of (i)
the date on which the Selling Stockholders shall have sold all of the Shares and
(ii) the date on which all of the Shares are eligible to be sold or  transferred without holding period or volume limitations,  pursuant to Rule 144 of the Rules and Regulations  promulgated under the Securities Act (the "Effective  Period").
The Buyer agrees to provide to each Selling  Stockholder the number of copies of the final prospectus and any amendments or supplements thereto as are reasonably requested  by such  Selling  Stockholder.  The Buyer shall  promptly  notify the
Selling  Stockholders  of  any  threatened  stop  order  by  the  SEC  or if the
Registration  Statement ceases to be effective for any reason at any time during the Effective  Period,  and Buyer shall use its reasonable best efforts and take all  reasonable  actions  required to prevent the entry of such stop order or to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

            (b) Notwithstanding the effectiveness of the Registration Statement, each  of the  Sellers  hereby  agrees  that he or she  shall  not,  directly  or indirectly, sell, offer to sell, contract to sell, transfer, pledge, hypothecate or otherwise  transfer,  distribute or dispose (each a "Transfer") of any of the
Shares,  except  pursuant to the  following  schedule or any of Sections  5.1(c)
through (f) below:

                                             % of Shares Permitted to be
                  Dates                               Transferred
                  -----                               -----------

Prior to July 1, 2004                                     0%

Commencing July 1, 2004 and prior to
            July 1, 2005                     up to  25% of the  Shares  of  such
                                             Seller set forth in Section  1.1(a)
                                             and up to 50% of the Shares of such
                                             Seller set forth in Section 1.1(c)

Commencing July 1, 2005 and prior to
           July 1, 2006                      up to an  aggregate  of  50% of the
                                             Shares of such  Seller set forth in
                                             Section   1.1(a)   and   up  to  an
                                             aggregate  of 100% of the Shares of
                                             such  Seller  set forth in  Section
                                             1.1(c)

                                       10

Commencing July 1, 2006 and prior to         up to an  aggregate  of  75% of the
           July 1, 2007                      Shares of such  Seller set forth in
                                             Section   1.1(a)   and   up  to  an
                                             aggregate  of 100% of the Shares of
                                             such  Seller  set forth in  Section
                                             1.1(c)

Commencing July 1, 2007                      up to an  aggregate  of 100% of the
                                             Shares of such  Seller set forth in
                                             Section   1.1(a)   and   up  to  an
                                             aggregate  of 100% of the Shares of
                                             such  Seller  set forth in  Section
                                             1.1(c)

            (c)   Notwithstanding   the  provisions  of  Section  5.1(b),  if  a
Registration Statement for the Shares has not been declared effective by the SEC on or before July 1, 2004 for any  reason,  except for the action by NYFIX under
Section 5.2, five percent (5%) of the Shares of each Seller under Section 1.1(a)
that  otherwise  are  not   Transferable   before  July  1,  2005  shall  become
Transferable,  to the extent permitted by applicable securities laws, at the end of each month that the effectiveness of such  Registration  Statement is delayed beyond  July  1,  2004.  Shares  subject  to  the  Transfer  provisions  of  the immediately  preceding  sentence  shall  first be  those  Shares  not  otherwise
Transferable  until July 1, 2007,  then those Shares not otherwise  Transferable until July 1, 2006 and finally  those Shares not  otherwise  Transferable  until
July 1, 2005.

            (d)   Notwithstanding   the  provisions  of  Section  5.1(b),  if  a
Registration Statement for the Shares has not been declared effective by the SEC on or before July 1, 2004 for any  reason,  except for the action by NYFIX under
Section 5.2,  five percent  (5%) of the Shares  placed in the Trust  pursuant to
Section 1.1(c) above, and remaining in the Trust after the distribution  made by the Trustee in accordance with Section 5 of the Trust  Agreement,  shall be sold by the  Trustee  for each  month  that  the  effectiveness  of the  Registration
Statement is delayed  beyond July 1, 2004;  provided that each such sale is made upon the prior  written  instructions  of the  persons  who, at the time of such instructions,  meet the eligibility  requirements  set forth in Exhibit B to the
Trust  Agreement  (the  "Eligibility   Requirements")  and  represent  at  least
two-thirds  of the  Units set forth in  Exhibit  A to the  Trust  Agreement  and provided further that each such sale is permissible under applicable  securities laws.

            (e)  Notwithstanding  the provisions of Section 5.1(b), with respect to the shares placed in the Trust  pursuant to Section 1.1(c) above and upon the prior written instructions of the persons who, at the time of such instructions, meet the Eligibility Requirements and represent at least two-thirds of the Units set  forth in  Exhibit A of the  Trust  Agreement,  the  Trustee  shall  sell or exchange  all or any  portion  of the Shares  then held in the  Trust:  (i) in a merger  or  consolidation  involving  the  Buyer,  where  the  Buyer  is not the continuing or surviving corporation;  or (ii) in a tender offer for at least 50%

                                       11

of the capital stock of the Buyer;  provided that the Trustee shall  participate in any such sale or exchange  only:  (x) in the event that the Buyer's  Board of
Directors approves,  and Buyer's  shareholders  holding a majority of the voting power -- or such greater percentage as is specified in the Buyer's  then-current certificate  of  incorporation  or  bylaws  or the law of the  Buyer's  state of incorporation -- of Buyer's capital stock approve, of any such transaction;  and
(y) to the extent permitted under applicable securities laws.

            (f)  Notwithstanding  the provisions of Section 5.1(b), with respect to the shares issued by the Buyer pursuant to Section 1.1(a) above,  each Seller shall be permitted to sell or exchange all or a portion of such Seller's Shares:
(i) in a merger or consolidation involving the Buyer, where the Buyer is not the continuing or surviving  corporation  or (ii) in a tender offer for at least 50%
of the capital stock of the Buyer;  provided that such Seller shall  participate in any such sale or exchange  only:  (x) in the event that the Buyer's  Board of
Directors approves,  and Buyer's  shareholders  holding a majority of the voting power -- or such greater percentage as is specified in the Buyer's  then-current certificate  of  incorporation  or  bylaws  or the law of the  Buyer's  state of incorporation -- of Buyer's capital stock approve, of any such transaction;  and
(y) to the extent permitted under applicable securities laws.

            (g)  Notwithstanding  the  provisions of Section 5.1(b) and with the prior written  consent of Buyer with respect to each  transaction,  such consent not to be  unreasonably  withheld or delayed with respect to Sellers who are not subject to NYFIX's  policy on insider  trading at the time of such  transaction, any Seller shall have the right to purchase and sell put and call options solely for the purpose of hedging  risk with respect to the Shares in which such Seller has an interest by reason of the  provisions  of Sections  1.1(a)  through  (c);
provided  that  neither  any  Seller  nor any  other  party to any such  hedging transaction engages,  directly or indirectly,  in selling Buyer's stock short in connection therewith.

            5.2. RESTRICTIONS OF REGISTRATION.  Notwithstanding  anything to the contrary  contained in Section 5.1 above, if the Board of Directors of the Buyer determines reasonably and in good faith that (i) such filing would jeopardize or delay any plan by the Buyer to engage in any  acquisition  of assets (other than in the ordinary course of business) or any merger,  consolidation,  tender offer or other significant transaction,  (ii) such filing would require the disclosure of  material  information  that the Buyer has a bona fide  business  purpose for preserving as  confidential or (iii) at such time the Buyer is unable to comply, for  reasons  beyond  its  reasonable  control,  with  the  filing  requirements applicable to the requested registration, then the Buyer may postpone the filing or the  effectiveness  of such  registration  statement until the earlier of the date  that is 60 days  from the  Filing  Date or (x) the  date  upon  which  the contemplated  transaction  is completed or abandoned,  (y) the date the material information is otherwise disclosed to the public or ceases to be material or (z)
the date the Buyer is able to comply with the applicable filing requirements.

            5.3. BUYER  INDEMNIFICATION.  The Buyer agrees to indemnify,  to the fullest  extent  permitted  by law,  each Seller  against  all  losses,  claims, damages,  liabilities and expenses  (including,  but not limited to,  reasonable attorneys' fees) to which such  indemnified  party may become subject insofar as they are  caused  by, or arise out of, or are based  upon any  untrue or alleged

                                       12

untrue statement of a material fact contained in any registration statement, any prospectus or  preliminary  prospectus  or any  amendment  thereof or supplement thereto,  or any omission or alleged  omission to state  therein a material fact required to be stated  therein or  necessary to make the  statements  therein in light of the  circumstances  in which  they  were  made not  misleading,  except insofar as the same are (i) caused by or  contained  in any written  information furnished to the Buyer by a Seller  expressly  for use  therein,  (ii) caused by such  Seller's  failure  to  deliver  a copy of the  registration  statement  or prospectus or any amendment or supplement  thereto as required by the Securities
Act or (iii) caused by the use of a prospectus or preliminary  prospectus or any amendment or  supplement  thereto after receipt of notice from the Buyer that it should no longer be used.

            5.4 SELLER INFORMATION;  SELLER  INDEMNIFICATION.  Each Seller shall furnish to the Buyer in writing such  information  and  affidavits  as the Buyer reasonably  requests for use in connection with any such registration  statement or prospectus  and, to the fullest  extent  permitted by law,  severally but not jointly, will indemnify the Buyer, its directors,  officers and employees,  each underwriter (if any) and each Person who controls the Buyer or such  underwriter
(within the meaning of the  Securities  Act or the  Securities  Exchange  Act of
1934, as amended) against any losses, claims, damages,  liabilities and expenses
(including,  but not  limited  to  reasonable  attorneys'  fees) to  which  such indemnified party may become subject insofar as they are caused by, or arise out of, or are based upon any untrue or alleged untrue  statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material  fact required to be stated  therein or necessary to make the  statements  therein in light of the  circumstances  in which they were made not  misleading,  but only to the  extent  that such  untrue  statement  or omission is  contained in any written  information  or affidavit so furnished in writing by such Seller  expressly  for use therein or the failure by such Seller to deliver a copy of the  registration  statement or  prospectus or amendment or supplement  thereto as required by the  Securities  Act.  The  liability  of any
Seller  under this  Section 5.4 shall not in any event  exceed the net  proceeds received  by such  Seller  from the sale of Shares  covered by the  Registration
Statement.

            5.5.    INDEMNIFICATION    PROCEDURE.   Any   Person   entitled   to
indemnification under Sections 5.3 or 5.4 above, will (i) use reasonable efforts to give  prompt  written  notice to the  indemnifying  party of any  claim  with respect to which it seeks  indemnification  and (ii) unless in such  indemnified party's reasonable  judgment a conflict of interest between such indemnified and indemnifying  parties  may  exist  with  respect  to  such  claim,  permit  such indemnifying  party to assume the defense of such claim with counsel  reasonably satisfactory to the indemnified party;  provided,  however,  that the failure of any Person  entitled  to  indemnification  hereunder  to give such notice to the indemnifying  party  shall not  constitute  a waiver  of,  or a  defense  of the indemnifying party to, such Person's right to  indemnification  hereunder unless such failure has a material adverse effect upon the indemnifying party's ability to defend such action. If such defense is assumed,  the indemnifying  party will not be subject to any liability for any settlement made by the indemnified party without  its consent  (which  consent  will not be  unreasonably  withheld).  An

                                       13

indemnifying  party who is not entitled to, or elects not to, assume the defense of a claim will not be  obligated  to pay the fees and expenses of more than one counsel for all parties  indemnified by such indemnifying  party with respect to such  claim,  unless  in the  reasonable  judgment  of any  indemnified  party a conflict of interest may exist between such  indemnified  party and any other of such  indemnified  parties  with  respect  to such  claim,  in which  event  the indemnifying  party  will  pay the  fees and  expenses  of up to one  additional counsel.

SECTION 6.  FURNISHING OF INFORMATION REGARDING NYFIX TO SELLERS.
            ----------------------------------------------------

            6.1. PUBLIC  INFORMATION  PROVIDED NYFIX  SHAREHOLDERS.  Each Seller
acknowledges and agrees that NYFIX at a reasonable time before execution of this
Agreement has provided to such Seller financial and other information that NYFIX is required to provide its shareholders and file with the SEC in accordance with the  Securities  and  Exchange  Act of  1934,  as  amended,  and the  Rules  and
Regulations  promulgated  thereunder,  including NYFIX's Proxy Statement for the
June 10, 2003 Annual Shareholders'  Meeting, 2002 Annual Report on Form 10-K and
First Quarter 2003 Form 10-Q.

            6.2.  OPPORTUNITY  TO HAVE NYFIX  ANSWER  SELLERS'  QUESTIONS.  Each
Seller  acknowledges  and agrees  that  NYFIX at a  reasonable  time  before the execution of this  Agreement  has provided  such Seller the  opportunity  to ask questions  and  receive  answers  concerning  the  terms and  conditions  of the transactions  contemplated  by  this  Agreement  and to  obtain  any  additional information that NYFIX has or can acquire without unreasonable effort or expense to  verify  the  accuracy  of  information  furnished  to Seller as set forth in
Section 6.1.

SECTION 7.  CONDITIONS PRECEDENT.
            --------------------

            7.1.  CONDITIONS  OF  OBLIGATIONS  OF  EACH  PARTY.  The  respective obligation  of each party to execute this  Agreement and deliver a copy of it to each party on the other side is subject  to the  satisfaction  of the  following conditions on or prior to the Effective  Date, any or all of which may be waived in whole or in part by agreement of all parties:  (i)  execution and delivery of the Trust  Agreement;  (ii) execution and delivery of that certain  Agreement on
Conversion of Secured Promissory Note to Equity,  made as of July 1, 2003 and of the  certificate of Units referred to therein and the delivery of the October 2,
2002  Convertible  Secured  Promissory  Note  referred  to  therein;  and  (iii)
execution and delivery of that certain Agreement on Contribution to Capital made as of July 1,  2003 and the  delivery  of the March 12,  2003 note  referred  to therein.

            7.2.  CONDITIONS OF OBLIGATIONS OF NYFIX. The obligation of NYFIX to execute  and deliver a copy of this  Agreement  to each Seller is subject to the satisfaction of the following  conditions on or prior to the Effective Date, any or all of which may be waived in whole or in part by NYFIX:  (i)  execution  and delivery to NYFIX of valid and binding  resolutions of the Board of Directors of the Company  approving  the Term Sheet,  approving the transfer of the Purchased

                                       14

Units from the Sellers to NYFIX,  approving and ratifying that certain Agreement on Conversion of Secured Promissory Note to Equity, made as of July 1, 2003, and appointing  Peter K.  Hansen and Mark R. Hahn as  officers  of the  Company  and granting  each of them  authority to open bank accounts on behalf of the Company and to have signing authority on Company bank accounts as of the Effective Date;
(ii)  execution  and  delivery  to NYFIX by all  members of the  Company of that certain  Second  Amendment  to  Amended &  Restated  Limited  Liability  Company
Operating  Agreement  of  Renaissance  Trading   Technologies,   LLC,  effective
September  26,  2003;  (iii)  delivery  to  NYFIX  of a  copy  of  the  executed resignations of Edward Brandman, Kenneth DeGiglio, Keith Jamaitis and Paolo Aloe
as directors of the Company,  effective  September  26, 2003;  (iv)  delivery to
NYFIX of a copy of the executed  resignation  of Daniel Ryan as  Executive  Vice
President  and Chief  Financial  Officer of the  Company  and  Secretary  of the
Company,  effective  September 26, 2003;  (v) delivery to NYFIX of a copy of the executed  resignation of Kenneth  DeGiglio as Executive Vice President and Chief
Technology Officer of the Company,  effective  September 26, 2003; (vi) delivery to NYFIX of a copy of the  executed  Separation  Agreement  and General  Release between  Daniel Ryan and the  Company  dated as of  September  26,  2003;  (vii)
delivery to NYFIX of a copy of the  executed  Separation  Agreement  and General
Release between Kenneth DeGiglio and the Company dated as of September 26, 2003;
(viii)  execution and delivery to NYFIX by each Seller of this  Agreement;  (ix)
evidence  satisfactory  to NYFIX of the  execution by each Company  employee and consultant  of an  assignment to the Company of  intellectual  property  rights,
satisfactory   to   NYFIX,   and   a   confidentiality,    non-competition   and
non-solicitation  agreement  with  the  Company,   satisfactory  to  NYFIX;  (x)
execution and delivery to NYFIX by  Renaissance  employees and  consultants,  as
designated  by  NYFIX,  of  employment  or  consultant   agreements  with  NYFIX
satisfactory  to NYFIX;  and (xi) a certificate  of the Secretary of Renaissance attaching:  (y)  certificates of good standing of Renaissance  from Delaware and
New York as of a date no earlier than September 1, 2003; (z) the  Certificate of
Formation (or the  equivalent) of Renaissance and true and correct copies of the
Renaissance Operating Agreement and Bylaws, if any, and all Renaissance Board of
Director meeting minutes and resolutions with a statement that none of the above have been amended or modified since the dates thereof and, as of the date of the
Secretary's certificate, are in full force and effect.

            7.3.  CONDITIONS OF OBLIGATIONS  OF SELLERS.  The obligation of each
Seller to execute  and deliver a copy of this  Agreement  to NYFIX is subject to the satisfaction of the following  conditions on or prior to the Effective Date, any or all of  which  may be  waived  in whole  or in part by the  Sellers:  (i)
execution  and  delivery  to  Daniel  Ryan by  NYFIX of that  certain  Unsecured
Conditional  Promissory Note as of September 26, 2003 of NYFIX payable to Daniel
Ryan;  (ii) execution and delivery by NYFIX to Kenneth  DeGiglio of that certain
Unsecured Conditional  Promissory Note as of September 26, 2003 of NYFIX payable to Kenneth  DeGiglio;  (iii)  execution  and delivery by NYFIX to each Seller so electing an unsecured  conditional  promissory  note as of September 26, 2003 in the amount listed below the signature  line for such Seller;  (iv) execution and delivery by the Company to Daniel Ryan of that certain Separation  Agreement and
General  Release  between  Daniel Ryan and NYFIX dated as of September 26, 2003;

                                       15

(v)  execution  and delivery by the Company to Kenneth  DeGiglio of that certain
Separation  Agreement and General  Release  between  Kenneth  DeGiglio and NYFIX dated as of September 26, 2003;  (vi)  execution and delivery by NYFIX to Edward
Brandman of that certain  Release of Security  Interest  Securing March 12, 2003
Renaissance  Trading  Technologies,  LLC  Secured  Promissory  Note;  and  (vii)
execution and delivery to each Seller by NYFIX of this Agreement.

SECTION 8.  MISCELLANEOUS.
            -------------

            8.1.  ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns.
No  Seller  may  assign  this  Agreement  or  his or her  rights,  interests  or obligations under this Agreement without the prior written consent of the Buyer.
Any transfer or assignment of any rights,  interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

            8.2. SURVIVAL.  All representations,  warranties and agreements made in Section 2 of this Agreement  shall survive the execution  hereof for a period of 12 months and made in Sections 3 and 4 of this  Agreement  shall  survive the
execution   hereof  for  a  period  of  24  months;   provided,   however,   the
representations  and  warranties  in Sections  2.3, 2.7, 3.5. 3.16 and 4.6 shall survive  indefinitely  and the  representations  and  warranties in Section 3.14 shall survive until the expiration of the longest statute of limitations  period applicable to an action brought by the appropriate taxing authority with respect to a breach of such representations.

            8.3.  ENTIRE  AGREEMENT.  This  Agreement  (together  with any other documents  and  instruments  referred  to herein)  supersedes  any and all prior contracts,  understandings,  discussions  and  agreements  between  the  parties hereto,  and constitutes the complete  understanding  between the parties,  with respect to the subject matter hereof. No statement, representation,  warranty or covenant has been made by any party with respect thereto except as expressly set forth herein.

            8.4.  MODIFICATION;  WAIVER. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed,  in the case of an  amendment,  by all the  undersigned,  or in the case of a waiver,  by the party  against  whom the waiver is to be  effective.  No failure or delay by any party in exercising any right,  power or privilege  hereunder shall operate as a waiver  thereof nor shall any single or partial  exercise  thereof  preclude any other or further exercise  thereof or the exercise of any other right,  power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive to any rights or remedies by law or at equity.

            8.5.  APPLICABLE  LAW.  This  Agreement  shall  be  governed  by and construed  and  enforced in  accordance  with the laws of the State of New York, regardless  of the law that might be applied  under  principles  of conflicts of laws.

                                       16

            8.6. SEVERABILITY.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction,  be ineffective  to the  extent  of  such  invalidity  or  unenforceability  without rendering  invalid or  unenforceable  the remaining terms and provisions of this
Agreement or affecting  the  validity or  enforceability  of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this
Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as to be enforceable.

            8.7. EXPENSES OF TRANSACTION. Buyer shall pay all costs and expenses
incurred  by  it  in  connection  with  this  Agreement  and  the   transactions
contemplated hereby and the Company shall pay the costs and expenses incurred by it and the  Sellers  in  connection  with this  Agreement  and the  transactions contemplated  hereby up to an amount not  exceeding  $17,500,  exclusive of fees paid to Putnam Lovell pursuant to the engagement  letter between the Company and
Putnam Lovell dated December 12, 2002. In the event that such costs and expenses incurred by the Company  and the Sellers  exceed the $17,500  limit set forth in the immediately  preceding sentence,  the $6,000,000  consideration set forth in
Section  1.1 shall be reduced  dollar  for dollar for every  dollar in excess of
$17,500. The parties agree that the excess costs and expenses referred to in the immediately preceding sentence are $27,500 and that the $6,000,000 consideration set forth in Section 1.1 shall for all purposes be reduced to $5,972,500.

            8.8.  FURTHER  ASSURANCES.  From time to time, at the request of any
party  hereto  or  as  required  under   applicable  law  and  without   further
consideration,  each party  hereto will  execute and deliver to such  requesting party or other Person or Persons,  as appropriate,  such documents and take such other action (but without incurring any financial obligation except as otherwise required by this Agreement) as such requesting  party may reasonably  request in order to consummate  more  effectively and in accordance with applicable law the transactions contemplated hereby.

            8.9.  NOTICES.  All notices and other  communications  provided  for herein  shall be in writing and shall be deemed to have been duly given and made if served  either by  personal  delivery to the party for whom  intended  (which shall include delivery by a reputable  overnight courier) or three business days after being  deposited,  postage prepaid,  certified or registered mail,  return receipt  requested,  in the United States mail bearing the follow  address shown for, or such other address as may be  designated  in writing  hereafter by, such party:

            If to the Sellers:       at the addresses set forth  opposite  their
                                     respective  names  on the  signature  pages
                                     hereto

            with a copy to:          Drinker Biddle & Reath LLP
                                     Suite 300
                                     105 College Road East
                                     P.O. Box 627
                                     Princeton, NJ 08542
                                     Attention:  Thomas A. Belton, Esq.

                                       17

            If to the Buyer:         NYFIX, Inc.
                                     Stamford Harbor Park
                                     333 Ludlow Street
                                     Stamford, CT 06902
                                     Attention:  Peter K. Hansen, CEO

            with a copy to:          NYFIX, Inc.
                                     Stamford Harbor Park
                                     333 Ludlow Street
                                     Stamford, CT 06902
                                     Attention:  Brian Bellardo, General Counsel

            8.10. COUNTERPARTS.  This Agreement may be executed in any number of counterparts,  each of which shall be deemed to be an original  and all of which together shall be deemed to be one and the same instrument.  A facsimile copy of a signature  page shall be deemed an  original  signature  for  purposes of this
Agreement.

            8.11.  FORM 1065 FOR SHORT-YEAR  TAX RETURN.  If the Company files a
Form 1065 for  short-year  tax  return  upon  termination  of the  Company  as a partnership  for tax  purposes,  Buyer shall  cause the Company to provide  such return to the Management Sellers for review prior to such filing.

            8.12.  TAX  TREATMENT OF SHARES IN TRUST.  The parties  hereto agree that the issuance of shares of NYFIX Common Stock pursuant to Section 1.1(c) and their subsequent distribution,  if any, pursuant to the Trust Agreement shall be characterized  as a capital  transaction  for tax purposes.  Each of the parties shall report such issuance and subsequent  distribution as a capital transaction on all of his,  her or its  federal,  state and local tax  returns  and no party hereto shall take any position  that is  inconsistent  therewith on any such tax return, in dealing with any taxing authority or otherwise.  Notwithstanding  the foregoing, no party hereto shall be prohibited from compromising or settling any claim with any taxing  authority  based on the  reporting of the issuance of the
NYFIX Common Stock pursuant to Section 1.1(c) and their subsequent distribution, if any,  pursuant  to the  Trust  Agreement  as a  capital  transaction  for tax purposes.

            8.13.  ACKNOWLEDGEMENT AND ADOPTION OF AGREEMENTS.  Each Seller, for
the  consideration  received  by such Seller from NYFIX  and/or  Renaissance  in
connection  with  the  purchase  by  NYFIX  of  the  Purchased   Units,   hereby
acknowledges  and  adopts,  as of the  date of  such  Seller's  initial  hire by
Renaissance  as an  employee  or  consultant,  each of the  Renaissance  Trading
Technologies   Confidentiality   Agreement,   Renaissance  Trading  Technologies
Non-Competitive Agreement,  Employee Nondisclosure and Development Agreement and
the  Consulting  Agreement,  forms of which are attached as Exhibit F, that such
Seller has executed.

               [SIGNATURE PAGES, EXHIBITS AND SCHEDULES OMITTED]

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